UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2017

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 2.01      Completion of Acquisition or Disposition of Assets

On  April  5,  2017,  iGambit  Inc.,  (the  “Company”),  through   its  wholly  owned  subsidiary

HealthDatix,  Inc.  a     Florida     corporation,  (“HealthDatix”)  consummated  the  acquisition  of certain  assets  of  the  CyberCare  Health  Network  Division  from  EncounterCare  Solutions  Inc.

(ECSL)  in  accordance  with  an  Asset  Purchase  Agreement  (the  “Agreement”)  by  and  among,

HealthDatix, ECSL and the Company.

Pursuant  to  the  Agreement,  the  ECSL  will  sell,  convey,  transfer  and  assign  to  the

HealthDatix  certain  assets  (the  “Assets”) to  HealthDatix, and  the  HealthDatixi  will  purchase  and accept  from  the  ECSL  all  right,  title  and  interest  in  and  to  the  Assets  in  exchange  for  sixty million 60,000,000 shares of restricted common stock of iGambit.

The  description  of  the  Agreement  set  forth  above  does  not  purport  to  be  complete  and  is qualified  in  its  entirety  by  reference  to  the  full  text  of  the  Agreement,  which  is  incorporated  by reference into this Current Report on Form 8-K as Exhibit 2.1.

The  Company  issued  a  press  release  on  April  6,  2017  announcing  the  consummation  of the  acquisition.  A copy of the  press  release  is  attached  hereto  as  Exhibit  99.1  and  is incorporated by reference.

ITEM 1.01 Entry into a Material Definitive Agreement.

See  discussions  under  Item  2.01  for  information  concerning  material  agreements  entered into  in  connection  with  the  Company’s  acquisition  of  certain  assets  of  the  CyberCare  Health

Network Division from EncounterCare Solutions Inc.

ITEM 3.02. Unregistered Sales of Equity Securities.

See  discussions  under  Item  2.01  for  information  concerning  material  agreements  entered into  in  connection  with  the  Company’s  acquisition  of  certain  assets  of  the  CyberCare  Health

Network Division from EncounterCare Solutions Inc.  and related transactions.

The  Shares  were  issued  in  reliance  upon  the  exemptions  from  registration  under  the

Securities  Act  of  1933,  as  amended,  provided  by  Section  4(a)(2)  and  Rule  506  of  Regulation  D

promulgated  thereunder.  The  Investors  in  the  private  placement  are  accredited  investors  as  that term is defined in Rule 501 of Regulation D and acquired the  Shares  for investment  only and not with  a  present  view  toward,  or  for  resale  in  connection  with,  the  public  sale  or  distribution thereof.

ITEM 8.01 Other Events

On  April  6,  2017,  iGambit  issued  a  press  release  announcing  that  it  had  completed  the

Acquisition  of  certain  assets  of  the  CyberCare  Health  Network  Division  from  EncounterCare

Solutions Inc.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired

The  Company  intends  to  amend  this  Current  Report  on  Form 8-K  to  file  the  required financial statements within the time prescribed by this item.

(b)    Pro Forma Financial Information

The  Company intends  to  amend  this  Current  Report  on  Form  8-K to  file  the  required  pro forma financial information within the time prescribed by this item.

(c)    Shell Company Transactions.

Not Applicable.

(d)    Exhibits

The following Exhibits are filed as part of this Report

2.1

Asset Purchase Agreement by and among, EncounterCare Solutions, Inc.,

HealthDatix, Inc. and iGambit Inc. dated April 5, 2017.

99.1     Press release of iGambit Inc. dated April 6, 2017.

Forward–Looking Statements

This   report   regarding   the   Company’s   business   and   operations   includes   “forward-looking

statements”  within  the  meaning  of  the  Private  Securities  Litigation  Reform  Act  of  1996.  Such

statements  consist  of any statement  other than  a  recitation  of historical  fact  and  can  be  identified by  the  use  of  forward-looking  terminology  such  as  “may,”  “expect,”  “anticipate,”  “intend”  or

“estimate”  or  the  negative  thereof  or  other  variations  thereof  or  comparable  terminology.  The reader is cautioned that all forward-looking statements are speculative, and there are certain risks and uncertainties  that  could  cause  actual  events  or results  to  differ from those  referred  to  in  such forward-looking statements.  This  disclosure  highlights  some  of  the  important  risks  regarding the

Company’s  business.  The  primary  risk  attributable  to  the  Company  is  its  ability  to  attract  fresh and  continued  capital  to  execute  its  comprehensive  business  strategy.  There  may  be  additional risks  associated  with  the  integration  of  businesses  following  an  acquisition,  concentration  of

revenue   from   one   source,   competitors   with   broader   product   lines   and   greater   resources,

emergence  into  new  markets,  the  termination  of  any  of  the  Company’s  significant  contracts  or partnerships,  the  Company’s  ability  to  comply  with  its  senior  debt  agreements,  the  Company’s inability  to  maintain  working  capital  requirements  to  fund  future  operations,  or  the  Company’s ability  to  attract  and  retain  highly  qualified  management,  technical  and  sales  personnel, and  the other factors identified by us from time to time in the Company’s filings with the SEC. However,

the   risks   included   should   not   be   assumed   to   be   the   only   things   that   could   affect   future

performance.  We  may  also  be  subject  to  disruptions,  delays  in  collections,  or  facilities  closures caused by potential or actual acts of terrorism or government security concerns.

All  forward-looking  statements  included  in  this  document  are  made  as  of  the  date  hereof,  based on  information  available  to  us  as  of  the  date  thereof,  and  we  assume  no  obligation  to  update  any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 6, 2017

iGambit Inc.

By:

/s/  Elisa Luqman

Elisa Luqman

Chief Financial Officer

Exhibit Index

Exhibit No.     Description

2.1

Asset Purchase Agreement by and among, EncounterCare Solutions, Inc.,

HealthDatix, Inc. and iGambit Inc. dated April 5, 2017.

99.1

Press release of iGambit, Inc. dated April 6, 2017.

1